Exhibit 99.1

Mangoceuticals, Inc. Announces Pricing of $1,200,000 Public Offering

Mangoceuticals, Inc.

Dallas, Texas, Dec. 15, 2023 (GLOBE NEWSWIRE) — Mangoceuticals, Inc. (Nasdaq: MGRX) (“MangoRx” or the “Company”), a company focused on developing, marketing, and selling a variety of men’s health and wellness products via a secure telemedicine platform, including its uniquely formulated hair growth product (“GROW”) and erectile dysfunction (“ED”) drug (“Mango”), today priced its previously announced underwritten public offering of 4,000,000 shares of its common stock, par value $0.0001 per share, at a public offering price of $0.30 per share, for aggregate gross proceeds of $1,200,000 to the Company, prior to deducting underwriting discounts and commissions and other offering expenses payable by the Company. In addition, the Company has granted the underwriters a 45-day option to purchase up to an additional 600,000 shares of its common stock at the public offering price of $0.30 per share, less the underwriting discounts and commissions, to cover over-allotments, if any.

The offering is expected to close on or about December 19, 2023, subject to customary closing conditions.

The Company intends to use the net proceeds from the offering to finance the marketing and operational expenses associated with the planned marketing of its Mango ED and GROW hair growth products, to hire additional personnel to build organizational talent, to develop and maintain software, and for working capital and other general corporate purposes.

Boustead Securities, LLC is acting as the sole underwriter for the offering.

A registration statement on Form S-1, as amended (File No. 333-275993), relating to these securities was filed with the Securities and Exchange Commission (“SEC”) and was declared effective on December 14, 2023. The offering is being made only by means of a prospectus. A copy of the final prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. In addition, a copy of the final prospectus may be obtained, when available, from Boustead Securities, LLC by way of emailing requests to offerings@boustead1828.com or by calling 1-949-502-4408 or by standard mail to Boustead Securities, LLC, Attention: Equity Capital Markets, 6 Venture, Suite 395, Irvine, California 92618.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About MangoRx

MangoRx is focused on developing a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified men’s wellness telemedicine services and products as a growing sector and especially related to the area of ED and hair growth. Interested consumers can use MangoRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a physician and, if approved, fulfilled and discreetly shipped through MangoRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com or on social media @Mango.Rx.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to: the Company’s expectations regarding the completion, timing and size of the proposed public offering, statements regarding the use of proceeds from the sale of the shares in the offering; our ability to obtain additional funding and generate revenues to support our operations; risks associated with our ED product which have not been, and will not be, approved by the U.S. Food and Drug Administration (“FDA”) and have not had the benefit of the FDA’s clinical trial protocol which seeks to prevent the possibility of serious patient injury and death; risks that the FDA may determine that the compounding of our planned products does not fall within the exemption from the Federal Food, Drug, and Cosmetic Act (“FFDCA Act”) provided by Section 503A; risks associated with related party relationships and agreements; the effect of data security breaches, malicious code and/or hackers; competition and our ability to create a well-known brand name; changes in consumer tastes and preferences; material changes and/or terminations of our relationships with key parties; significant product returns from customers, product liability, recalls and litigation associated with tainted products or products found to cause health issues; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; our significant reliance on related party transactions; the projected size of the potential market for our technologies and products; risks related to the fact that our Chairman and Chief Executive Officer, Jacob D. Cohen and President, Jonathan Arango, combined have majority voting control over the Company; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace, and the fact that the majority of our shareholders paid less for their shares than the public offering price of our common stock in our recent initial public offering; the fact that we have a significant number of outstanding warrants to purchase shares of common stock at $1.00 per share, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended; our ability to build and maintain our brand; cybersecurity, information systems and fraud risks and problems with our websites; changes in, and our compliance with, rules and regulations affecting our operations, sales, marketing and/or our products; shipping, production or manufacturing delays; regulations we are required to comply with in connection with our operations, manufacturing, labeling and shipping; our dependency on third-parties to prescribe and compound our ED product; our ability to establish or maintain relations and/or relationships with third-parties; potential safety risks associated with our Mango ED product, including the use of ingredients, combination of such ingredients and the dosages thereof; the effects of high inflation, increasing interest rates and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict) and other large-scale crises; our ability to protect intellectual property rights; our ability to attract and retain key personnel to manage our business effectively; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; overhang which may reduce the value of our common stock; volatility in the trading price of our common stock; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the Quarter ended September 30, 2023. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Follow Mangoceuticals and MangoRx on social media:

https://www.instagram.com/mango.rx

https://twitter.com/Mangoceuticals

https://www.facebook.com/MangoRxOfficial

FOR PUBLIC RELATIONS

Lucky Break Public Relations
Sahra Simpson
Sahra@luckybreakpr.com

(323) 602-0091 ext. 704

FOR INVESTOR RELATIONS

Mangoceuticals Investor Relations
Email: investors@mangorx.com

MEDIA CONTACT

PHOENIX MGMT Marketing & Consulting
info@phoenix-mediamarketing.com

SOURCE: Mangoceuticals Inc.

FOR UNDERWRITER INQUIRIES CONTACT

Boustead Securities, LLC
Keith Moore, CEO
keith@boustead1828.com

(949) 502-4408